THE ADVISORS' INNER CIRCLE FUND

                       TOEWS S&P 500(R) HEDGED INDEX FUND
                      TOEWS NASDAQ-100(R) HEDGED INDEX FUND

                       SUPPLEMENT DATED SEPTEMBER 16, 2003
           TO THE INVESTOR CLASS SHARES PROSPECTUS DATED MARCH 1, 2003


THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE INVESTOR CLASS SHARES PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE INVESTOR CLASS SHARES PROSPECTUS.

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FOREIGN INVESTORS

The Toews Funds (the "Fund") does not generally accept investments by non-US persons. Non-US persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this mean to you: When you open an account, we will ask your name, address, date of birth, and other information that will allow us to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity, and the Fund shall have no obligation with respect to the terms of any such document.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established in the sole discretion of the Fund, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the net asset value per share next-determined.

However, the Fund reserves the right to close your account at the then-current day's price if it is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Fund. If the Fund is unable to verify your identity, the Fund reserves the right to liquidate your account at the then-current day's price and remit proceeds to you via check. The Fund reserves the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Fund's overall obligation to deter money laundering under Federal Law. The Fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.


                                                                 TWS-SK-002-0100

                                SEI Investments
                            One Freedom Valley Drive
                                 Oaks, PA 19456



                                                              September 17, 2003
VIA EDGAR

Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, DC  20549

Re:    Advisors' Inner Circle Fund
       File Number 33-42484

Ladies and Gentlemen:

On behalf of the Advisors' Inner Circle Fund, and pursuant to Rule 497(e) under the Securities Act of 1933, as amended, attached please find a supplement dated September 16, 2003 to the Toews S&P 500 Hedged Index Fund and Toews Nasdaq-100 Hedged Index Fund Investor Class Shares prospectus dated March 1, 2003.



                                                                ----------------
                                                                Laurie V. Brooks
                                                            SEI Legal Department